Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Income Taxes
Income Taxes

Note 14.Income Taxes

Section 7704 of the Internal Revenue Code provides that publicly-traded partnerships are, as a general rule, taxed as corporations.  However, an exception, referred to as the “Qualifying Income Exception,” exists under Section 7704(c) with respect to publicly-traded partnerships of which 90% or more of the gross income for every taxable year consists of “qualifying income.”  Qualifying income includes income and gains derived from the transportation, storage and marketing of refined petroleum products and crude oil to resellers and refiners.  Other types of qualifying income include interest (other than from a financial business), dividends, gains from the sale of real property and gains from the sale or other disposition of capital assets held for the production of income that otherwise constitutes qualifying income.

Substantially all of the Partnership’s income is “qualifying income” for federal income tax purposes and, therefore, is not subject to federal income taxes at the partnership level.  Accordingly, no provision has been made for income taxes on the qualifying income in the Partnership’s financial statements.  Net income for financial statement purposes may differ significantly from taxable income reportable to unitholders as a result of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements under the Partnership’s agreement of limited partnership.  Individual unitholders have different investment basis depending upon the timing and price at which they acquired their common units.  Further, each unitholder’s tax accounting, which is partially dependent upon the unitholder’s tax position, differs from the accounting followed in the Partnership’s consolidated financial statements.  Accordingly, the aggregate difference in the basis of the Partnership’s net assets for financial and tax reporting purposes cannot be readily determined because information regarding each unitholder’s tax attributes in the Partnership is not available to the Partnership.

One of the Partnership’s wholly owned subsidiaries, GMG, is a taxable entity for federal and state income tax purposes.  Current and deferred income taxes are recognized on the separate earnings of GMG.  The after-tax earnings of GMG are included in the earnings of the Partnership.  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes for GMG.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  The Partnership calculates its current and deferred tax provision based on estimates and assumptions that could differ from actual results reflected in income tax returns filed in subsequent years.  Adjustments based on filed returns are recorded when identified.

The Partnership recognizes deferred tax assets to the extent that the recoverability of these assets satisfies the “more likely than not” recognition criteria in accordance with the accounting guidance regarding income taxes.  Based upon projections of future taxable income, the Partnership believes that the recorded deferred tax assets will be realized.

Note 5. Income Taxes

        GMG, a wholly owned subsidiary of the Partnership, is a taxable entity for federal and state income tax purposes. Current and deferred income taxes are recognized on the separate earnings of GMG, and the after-tax earnings of GMG are included in the consolidated earnings of the Partnership.

        The following table presents a reconciliation of the difference between the statutory federal income tax rate and the effective income tax rate for the years ended December 31:

	2013		2012		2011
Federal statutory income tax rate	34.0%		34.0%		34.0%
State income tax rate, net of federal tax benefit	0.9%		7.8%		5.7%
Partnership income not subject to tax	(32.9%	)	(38.6%	)	(39.3%	)

Effective income tax rate	2.0%		3.2%		0.4%

        The following table presents the components of the provision for income taxes for the years ended December 31 (in thousands):

	2013	2012	2011
Current:
Federal	$(59)	$71	$—
State	542	289	68

Total current	483	360	68
Deferred:
Federal	442	940	67
State	(106)	277	(67)

Total deferred	336	1,217	—

Total	$819	$1,577	$68

        Significant components of current and long-term deferred taxes were as follows at December 31 (in thousands):

	2013		2012
	Current	Long-Term	Current	Long-Term
Deferred Income Tax Assets
Accounts receivable allowances	$329	$—	$296	$—
Environmental liability	—	4,792	—	4,958
Asset retirement obligation	—	646	—	660
Intangible assets	—	191	—	179
Capital lease	—	—	—	1,491
UNICAP	467	—	—	—
Other	24	—	9	—
Federal net operating loss carryforwards	—	9,810	—	5,625
State net operating loss carryforwards	—	1,537	—	1,107
Federal tax credit carryforward	—	115	—	174

Total deferred tax assets	$820	$17,091	$305	$14,194
Deferred Income Tax Liabilities
Property and equipment	$—	$(26,527)	$—	$(21,112)
Land	—	(4,353)	—	(6,020)

Total deferred tax liabilities	$—	$(30,880)	$—	$(27,132)

Net deferred tax assets (liabilities)	$820	$(13,789)	$305	$(12,938)

        At December 31, 2013, the Partnership had federal and state net operating loss carryforwards of approximately $28.9 million and $31.3 million, respectively, which will begin to expire in 2030 and 2015, respectively. Utilization of the net operating loss carryforwards may be subject to annual limitations due to the ownership percentage change limitations provided by the Internal Revenue Code Section 382 and similar state provisions. In the event of a deemed change in control under Internal Revenue Code Section 382, an annual limitation imposed on the utilization of net operating losses may result in the expiration of all or a portion of the net operating loss carryforwards.

        At December 31, 2013, the Partnership had $8.6 million of net deferred tax liabilities relating to property and equipment, net operating loss carryforwards, tax credit carryforwards and other temporary differences, which are available to reduce income taxes in future years. A valuation allowance must be established when it is "more likely than not" that all or a portion of deferred tax assets will not be realized. A review of all available positive and negative evidence needs to be considered, including a company's performance, the market environment in which the company operates length of carryback and carryforward periods and projections of future operating results. The Partnership concluded, based on an evaluation of future operating results, that these assets are expected to be realized in a future period and, accordingly, no valuation allowance was required.

        At December 31, 2013, the Partnership also had a $4.3 million, deferred tax liability relating to land. Land is an asset with an indefinite useful life and would not ordinarily serve as a source of income for the realization of deferred tax assets. This deferred tax liability will not reverse until some indefinite future period when the asset is either sold or written down due to impairment. Such taxable temporary differences generally cannot be used as a source of taxable income to support the realization of deferred tax assets relating to reversing deductible temporary differences, including loss carryforwards with expiration periods.

        The Partnership recognizes deferred tax assets to the extent that the recoverability of these assets satisfy the "more likely than not" recognition criteria in accordance with the FASB's guidance regarding income taxes. Based upon its analysis, the Partnership has concluded it is more likely than not that it will have sufficient taxable income to utilize its deferred tax assets. Such future taxable income is derived from the reversal of existing taxable temporary differences.

        The following presents a reconciliation of the differences between income before income tax expense and income subject to income tax expense for the years ended December 31 (in thousands):

	2013	2012	2011
Income before income tax expense	$41,872	$48,320	$19,420
Non-taxable income	(41,640)	(44,056)	(18,817)

Income subject to income tax expense	$232	$4,264	$603

        The Partnership made approximately $0.3 million, $0.9 million and $6,000 in income tax payments during 2013, 2012 and 2011, respectively.

        GMG files income tax returns in the United States and various state jurisdictions. The Partnership is subject to income tax examinations by tax authorities for all years dated back to 2008.

        At December 31, 2013 and 2012, the Partnership had no unrecognized tax benefits recorded in the financial statements. The Partnership performed an evaluation of all material tax positions for the tax years that remain subject to examination by major tax jurisdictions as of December 31, 2013 (tax years ended December 31, 2013, 2012 and 2011). Tax positions that do not meet the more-likely-than-not recognition threshold at the financial statement date may not be recognized or continue to be recognized under the accounting guidance for income taxes. Based on such evaluation, the Partnership concluded that there were no significant uncertain tax positions requiring adjustment regarding recognition in its financial statements as of December 31, 2013. The Partnership does not expect any significant changes in unrecognized tax benefits in 2014. Where required, the Partnership recognizes interest and penalties for uncertain tax positions in selling, general and administrative expenses.